SERVICING AGREEMENT


                           Dated as of August 15, 2002


                                      among



                           FOSTER WHEELER FUNDING LLC,


                          FOOTHILL CAPITAL CORPORATION,


                                       and


                  FOSTER WHEELER CAPITAL & FINANCE CORPORATION



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                               SERVICING AGREEMENT


                     THIS SERVICING AGREEMENT (this "AGREEMENT"), dated as of August 15, 2002, is among FOSTER WHEELER CAPITAL &
FINANCE CORPORATION, a Delaware corporation ("FOSTER WHEELER CAPITAL" or "FOSTER WHEELER"), as Servicer (in such capacity, the "Servicer"), FOOTHILL CAPITAL CORPORATION, in its capacity as arranger and administrative agent under the Loan and Security Agreement referred to below (in such capacities, the "Agent") and FOSTER WHEELER FUNDING LLC, a Delaware limited liability company (the "COMPANY"). Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in (i) the Loan and Security Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "LOAN AND SECURITY AGREEMENT") among the Company, the Lenders set forth therein and the Agent or (ii) if not defined in the Loan and Security Agreement, the Purchase, Sale and Contribution Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "PURCHASE, SALE AND CONTRIBUTION AGREEMENT") among the Company, the Servicer and the Originators set forth therein.

                                   BACKGROUND

           1. The Company is a limited liability company, all of the outstanding interests of which are owned by the Originators. Foster Wheeler Capital is a wholly-owned subsidiary of Foster Wheeler Ltd. ("FWL"). Each Originator is a wholly-owned subsidiary of FWL.

           2. The Originators generate Receivables in the ordinary course of their respective businesses.

           3. The Originators, in order to finance their respective businesses, are entering into the Purchase, Sale and Contribution Agreement. The Company intends to finance the purchase of Receivables pursuant to the Loan and Security Agreement.

           4. In order to facilitate the above transactions, the Company wishes to engage Foster Wheeler Capital as Servicer of the Receivables.

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

           Section 1.APPOINTMENT OF THE SERVICER. (a) The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section. Until the Agent gives notice to Foster Wheeler (in accordance with this Section) of the designation of a new Servicer, Foster Wheeler is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon (i) the occurrence of an Event of Default under the Loan and Security Agreement, (ii) a failure by the Servicer, any Originator or the Company to perform or observe any term, covenant or agreement under this Agreement, the Loan and Security Agreement or the Purchase, Sale and Contribution Agreement, which failure continues for 10 days after knowledge or notice thereof (or continues for such other grace period set forth


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in the applicable agreement) or (iii) the failure by the Company or the Servicer to make any payment when due under this Agreement, the Loan and Security Agreement or the Purchase, Sale and Contribution Agreement (each such event under clauses (i)-(iii), a "Termination Event"), the Agent may designate as Servicer any Person (including itself) to succeed Foster Wheeler or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

           (b) Upon the designation of a successor Servicer as set forth in CLAUSE (A), Foster Wheeler agrees that it will terminate its activities as Servicer hereunder in a manner that the Agent determines will facilitate the transition of the performance of such activities to the new Servicer, and Foster Wheeler shall, at its own expense, cooperate with and assist such new Servicer. Such cooperation shall include, upon reasonable notice and during regular business hours, access to and transfer of related records and use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Pool Receivables and the Related Security.

           (c) Foster Wheeler acknowledges that, in making their decision to execute and deliver the Loan and Security Agreement, the Agent, the Lenders and the Company have relied on Foster Wheeler's agreement to act as Servicer hereunder. Accordingly, without the prior written consent of the Agent (which consent shall not be unreasonably withheld or delayed), Foster Wheeler agrees that it will not voluntarily resign as Servicer.

           (d) The Servicer may delegate its duties and obligations hereunder to any subservicer (each a "SUB-SERVICER"); PROVIDED, that, in each such delegation: (i) the Agent consents, in writing, to such delegation, (ii) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (iii) the Servicer shall remain primarily liable for the performance of the duties and obligations so delegated, (iv) the Company, the Agent and the Lenders shall have the right to look solely to the Servicer for performance and (v) the terms of any agreement with any Sub-Servicer shall provide that the Agent may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer and each Sub-Servicer.

           Section 2.DUTIES OF THE SERVICER. (a) The Servicer shall take or cause to be taken all such action as may be necessary or advisable to administer and collect each Pool Receivable from time to time, all in accordance with this Agreement, the Loan and Security Agreement and the Purchase, Sale and Contribution Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policies. The Servicer shall cause the Collections to be deposited in the Cash Management Accounts in accordance with the Loan and Security Agreement. The Company shall deliver to the Servicer and the Servicer shall hold for the benefit of the Company and the Agent (for the benefit of the Lenders and individually), in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, the Agent may direct the Servicer (whether the Servicer is Foster Wheeler or any other Person) to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security; PROVIDED, HOWEVER, that no such direction may be given unless a Purchase and Sale




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Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

           (b) The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over to the Company the collections of any indebtedness that is not a Pool Receivable, less, if Foster Wheeler or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than Foster Wheeler or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Company all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable.

           (c) The Servicer's obligations hereunder shall terminate on the later of: (i) the date on which the Loan and Security Agreement has been terminated and the Obligations thereunder have been paid in full and (ii) the date on which all amounts required to be paid to the Lenders, the Agent and any other Indemnified Party hereunder shall have been paid in full.

           After such termination, the Servicer, if Foster Wheeler or an Affiliate thereof was not the Servicer on the date of such termination, shall promptly deliver to the Company all books, records and related materials that the Company previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.

           Section 3.CASH MANAGEMENT ARRANGEMENTS. On the date hereof, the Company shall enter into one or more agreements, consistent with the terms of the Loan and Security Agreement, with all of the Cash Management Banks and deliver original counterparts thereof to the Agent.

           Section 4.ENFORCEMENT RIGHTS. (a) At any time following the occurrence of a Termination Event:

                     (i) the Agent may instruct the Company or the Servicer to direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Agent or its designee and the Company or the Servicer, as the case may be, shall give such direction at the expense of the Company or Servicer, as the case may be, PROVIDED, that if the Company or the Servicer, as the case may be fails to give such direction, the Agent (at the Company's or Servicer's, as the case may be, expense), may so direct the Obligors,

                     (ii) the Agent may instruct the Company or the Servicer to give notice of the Agent's interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Agent or its designee, and the Company or the Servicer, as the case may be, shall give such notice at the expense of the Company or the Servicer, as the case may be; PROVIDED, that if the Company or the Servicer, as the case may be, fails to so notify each Obligor, the Agent (at the Company's expense) may so notify the Obligors, and

                     (iii) the Agent may request the Servicer to, and upon such request the Servicer shall, at its own expense: (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Agent or its designee at a place selected by the Agent, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

           (b) The Company hereby authorizes the Agent and the Servicer (with the consent of the Agent), and irrevocably appoints each of the Agent and the Servicer (with the consent of the Agent), to the extent permitted by applicable law, as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Company, which appointment is coupled with an interest, to take any and all steps in the name of the Company and on behalf of the Company necessary or desirable, in the determination of the Agent or the Servicer (with the consent of the Agent), after the occurrence of a Termination Event, or following the designation of a successor Servicer (if such successor Servicer is not an Affiliate of Foster Wheeler) to collect any and all amounts or portions thereof due under any and all Pool Assets, including endorsing the name of the Company on checks and other instruments representing Collections and enforcing such Pool Assets. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

           Section 5.RESPONSIBILITIES OF THE COMPANY. (a) Anything herein to the contrary notwithstanding, the Company shall: (i) perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been transferred hereunder, and the exercise by the Agent or the Lenders of their respective rights hereunder shall not relieve the Company from such obligations, and (ii) pay when due any taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction. The Agent and the Lenders shall not have any obligation or liability with respect to any Pool Asset, nor shall either of them be obligated to perform any of the obligations of the Company, Foster Wheeler or the Originators thereunder.

           (b) Foster Wheeler hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, Foster Wheeler shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that Foster Wheeler conducted such data-processing functions while it acted as the Servicer.

           Section 6.SERVICING FEE. (a) The Servicer will receive a fee for its services hereunder (the "Servicing Fee") in accordance with the Loan Agreement and in an amount set forth in a fee letter, dated the date hereof, from the Company, agreed and accepted by the Servicer, and in form and substance satisfactory to the Agent.

           (b) If the Servicer ceases to be Foster Wheeler or an Affiliate thereof, the Servicing Fee shall be the greater of (i) the amount set forth in clause (a) above and (b) an amount specified by the successor Servicer not to exceed 110% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer.

           (c) The Servicing Fee shall be subordinated in right of payment to the payment in full of all of the Obligations under the Loan and Security Agreement. No portion of the Servicing Fee shall be paid in the event that a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing. In the event any Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, the Servicing Fee will continue to accrue in accordance with this Section 6 and shall be paid to the Servicer on the date on which such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event shall have been cured or waived.

           (d) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or any sale of all or substantially all of the assets of the Company other than as permitted by the Purchase Agreement (such proceedings being herein collectively called "Bankruptcy Proceedings"), the Obligations under the Loan and Security Agreement shall first be paid and performed in full and in cash before the Servicer shall be entitled to receive and to retain any payment or distribution in respect of the Servicing Fee.

           (e) In the event that the Servicer receives any payment or other distribution of any kind or character from the Company or from any other source whatsoever, in respect of the Servicing Fee, other than as expressly permitted by the terms of this Section 6, such payment or other distribution shall be received in trust for the Agent and the Lenders under the Loan and Security Agreement and shall be turned over by the Servicer to the Agent (for the benefit of the Lenders) forthwith.

           (f) Notwithstanding any payments or distributions received by the Agent and the Lenders under the Loan and Security Agreement in respect of the Servicing Fee, the Servicer shall not be subrogated to any rights of the Agent and the Lenders in respect of the Obligations until the Obligations have been paid and performed in full and in cash.

           Section 7.INDEMNITIES BY THE SERVICER. Without limiting any other rights that the Agent, the Lenders or any of their respective Affiliates, employees, members, officers, directors, agents, counsel, successors, transferees or assigns (each, an "INDEMNIFIED PARTY") may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all claims, damages, expenses, costs, losses and liabilities actually incurred arising out of or resulting from (whether directly or indirectly): (a) the failure of any information provided to the Lenders or the Agent by, or on behalf of, the Servicer to be true and correct in any material respect, (b) the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement, the Loan and Security Agreement or the Purchase, Sale and Consolidation Agreement to have been true and correct in any material respect as of the date made or deemed made in all respects when made, (c) the failure by the Servicer to comply in all material respects with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool resulting from or related to the collection activities with respect to such Receivable, or (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof in all material respects.

           Section 8.COMPANY NOTE RECORDS. Servicer agrees to make all appropriate record keeping entries with respect to Company Notes or otherwise to reflect the payments made under Article III of the Purchase, Sale and Contribution Agreement. Furthermore, Servicer shall hold the Company Notes for the benefit of the Originators. Servicer will mark the Company Notes "CANCELLED" and return such Company Notes to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

           Section 9.REPORTS. On the Closing Date and on each Tuesday thereafter (by the close of business on such day), or if any Tuesday is not a Business Day, on the immediately following Business Day (by the close of business on such day), the Servicer shall deliver to the Company, the Agent and each Originator
(a) a Purchase Report, as set forth in the Purchase, Sale and Contribution Agreement containing the information set forth therein and the Company's purchases of, and/or the contribution of, Receivables from each Originator that are to be made on the Closing Date or that were made during the preceding week, as applicable, and (b) an accounting of all Collections received by the Company on the Closing Date or during the preceding week, as applicable, and any expenditures made by the Company on the Closing Date or during the preceding week, as applicable. In addition, on the Closing Date and on each Business Day thereafter (by the close of business on such day), the Servicer shall deliver to the Company, the Agent and each Originator any other reports required to be given by the Servicer or the Company on such date under the Loan and Security Agreement.








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                     IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed and delivered as of the date first above written.



                           FOSTER WHEELER FUNDING LLC,



                          By:
                                  ----------------------------------------------
                                  Title:



                          FOOTHILL CAPITAL CORPORATION,
                          as Agent



                          By:
                          ------------------------------------------------------
                          Title:


                          FOSTER WHEELER CAPITAL & FINANCE CORPORATION, as Servicer



                          By:
                           -----------------------------------------------------
                           Title:





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